UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2005 (September 8, 2005)

Revlon Consumer Products Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant's telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On August 31, 2005, Revlon, Inc. ("Revlon"), the parent of Revlon Consumer Products Corporation ("RCPC" and, together with Revlon, the "Company"), issued a press release publicly announcing that an Investor Conference would be held on September 8, 2005 at 11:15 a.m. E.D.T. and that during such conference the Company's President and Chief Executive Officer, Jack L. Stahl, Executive Vice President and Chief Marketing Officer, Stephanie Peponis, and Chief Financial Officer, Tom McGuire, would provide an update on the Company's business progress and strategies. The press release also announced that access to the Investor Conference would simultaneously be available to the public via a live webcast on the Company's website, www.revloninc.com. RCPC is disclosing certain information (the "Conference Information") in connection with the presentation by senior management of the Company at the Investor Conference on September 8, 2005.

Revlon is a public holding company with no business operations of its own. Revlon's only material asset is the outstanding capital stock of RCPC, through which it conducts its business operations.

The Conference Information is divided into the following major components: (i) Company Overview; (ii) Business Progress to Date; (iii) Growth Outlook (including strategic growth initiatives and other key opportunities); and (iv) Summary.

As certain financial information included within the Conference Information consists of non-GAAP amounts, such non-GAAP amounts are reconciled to the most directly comparable GAAP measures in the accompanying financial tables attached as an Appendix to the Conference Information (the "Reconciliation Information"). A copy of the Conference Information (including the Reconciliation Information) is incorporated into this report as Exhibit 99.1 and will be posted on the Company's website, www.revloninc.com. Such non-GAAP measures include Adjusted EBITDA, gross sales and ongoing operations (see "Basis of Presentation" in the Conference Information). As stated in the "Basis of Presentation," the Company believes that Adjusted EBITDA is useful in understanding the financial operating performance and underlying strength of its business, excluding the effects of certain factors, including gains/losses on foreign currency transactions, gains/losses on the sale of assets, gains/losses on the extinguishment of debt, miscellaneous expenses and interest, taxes, depreciation, and amortization, as well as the adjustments in "ongoing operations" described below, and thus the Company believes that Adjusted EBITDA is a financial metric that can assist the Company's management and investors in assessing its financial operating performance. Similarly, the Company believes that information presented on an "ongoing operations" basis, which excludes the disposition of brands and businesses, restructuring, additional consolidation costs (primarily associated with the closing of the Company's Phoenix and Canada facilities), executive severance and, where indicated, expenses related to the acceleration of aspects of the implementation of the Company's stabilization and growth phase of its plan, is useful to the Company's management and investors in understanding its financial operating performance and underlying strength of its business without the impact of such items.

Statements made in the Conference Information which are not historical are forward-looking statements and are based on estimates, objectives, visions, projections, forecasts, plans, targets, strategies, opportunities, beliefs, intents, destinations, outlooks, initiatives and expectations of the Company's management, and thus are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. See "Forward-Looking Statements" in the Conference Information, including the Appendix.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.	Description
99.1	Conference Information, including the Reconciliation Information (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on September 8, 2005)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION
By: /s/ Robert K. Kretzman Robert K. Kretzman Executive Vice President, Chief Legal Officer, General Counsel and Secretary

Date: September 8, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Conference Information, including the Reconciliation Information (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on September 8, 2005)